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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 1998


                         FITZGERALDS GAMING CORPORATION
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-26518                                             88-0329170
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(Commission File Number)                       (IRS Employer Identification No.)

                  301 FREMONT STREET, LAS VEGAS, NEVADA 89101
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              (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (702) 388-2400

                                       NA
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         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     Domenic Mezzetta has been appointed vice president of Fitzgeralds Mississippi, Inc. and general manager of Fitzgeralds Casino/Hotel in Tunica, Mississippi, effective June 1, 1998. Mr. Mezzetta replaces James O. Buchanan who resigned such positions on May 3, 1998 to pursue other interests.

     Mr. Mezzetta was vice president and general manager for the past four years at the Hollywood Casino Hotel in Tunica, Mississippi, and prior thereto held senior management positions with Harvey's, Ameristar, Boyd Gaming, and Summit Casinos International during his 27 years in the gaming industry.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               FITZGERALDS GAMING CORPORATION
                                               (Registrant)

   May 21, 1998                                By: /s/ Michael E. McPherson
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     Date                                             Michael E. McPherson
                                                     Senior Vice President and
                                                     Chief Financial Officer




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